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                    CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated August 21, 1998 in this Registration Statement (Form N-1A No.2-89016) of PaineWebber Managed Municipal Trust (consisting of RMA California Municipal Money
Fund and RMA New York Municipal Money Fund).




                                           /s/ ERNST & YOUNG LLP

                                           ERNST & YOUNG LLP


New York, New York
August 26, 1998